UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2014

Zoetis Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35797	46-0696167
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

100 Campus Drive, Florham Park, NJ	07932
(Address of principal executive offices)	(Zip Code)

(973) 822-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 20, 2014, Zoetis Inc. (the Company) announced that the Company’s 2014 Annual Meeting of Shareholders (the Annual Meeting) has been scheduled for May 13, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1. In accordance with the Company’s Amended and Restated By-laws, proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the Exchange Act) must be received by the Company at its principal executive offices on or before March 2, 2014. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by the Company at its principal executive offices on or before March 2, 2014. Proposals should be directed to the attention of the Corporate Secretary, Zoetis Inc., 100 Campus Drive, Florham Park, New Jersey 07932.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1     Press Release dated February 20, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOETIS INC.

By:	/s/ Heidi C. Chen
Name:	Heidi C. Chen
Title:	Executive Vice President,
General Counsel and Corporate Secretary
Dated: February 20, 2014

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release of Zoetis Inc. dated February 20, 2014, announcing Zoetis's 2014 Annual Meeting of Shareholders.